SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 15, 2008
Date of Report (Date of earliest event reported)

OCTILLION CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-127953
(Commission File Number)

59-3509694
(I.R.S. Employer Identification No.)

1050 Connecticut Avenenue, NW
Washington, DC 20036
(Address of principal executive offices)

(800) 213-0689
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant’s Business and Operations

None

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

Item. 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective October 15, 2008, Mr. Nicholas Cucinelli resigned all of his positions as an officer and as a director of the Company in order to pursue other interests and not as a result of any disagreement between himself and the Company. In recognition of Mr. Cucinelli’s contributions to the Company’s development during his tenure, the Company and Mr. Cucinelli entered into an agreement providing for, among other thing, the termination, effective October 15, 2008, of the Employment Agreement dated September 4, 2007 between the Company and Mr. Cucinelli and the payment to Mr. Cucinelli of a lump sum of $50,000 (the “Severance Payment), which Severance Payment is to be made on or before October 22, 2008.

Also effective October 15, 2008, the Board of Directors of the Company appointed Mr. Meetesh Patel, a director of the Company, to serve as the Company’s Chief Executive Officer and President.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Number	Exhibit Description

10.1	Agreement dated as of October 15, 2008 between Octillion Corp. and Nicholas Cucinelli

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCTILLION CORP.

/s/ Meetesh Patel
Meetesh Patel
Chief Executive Officer and President
Dated: October 20, 2008

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 15, 2008
Date of Report (Date of earliest event reported)

OCTILLION CORP.

Index to Exhibits

Number	Exhibit Description

10.1	Agreement dated as of October 15, 2008 between Octillion Corp. and Nicholas Cucinelli